LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Second Quarter Fiscal 2017 Financial Results Exhibit 99.2

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Management Presenters
Joe Chlapaty
Chairman and Chief Executive Officer
Scott Cottrill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Mike Higgins
Director, Investor Relations & Business Strategy

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Safe Harbor and Non-GAAP Financial Metrics
Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, and
Section
21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,”
“should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets;
the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights;
changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s
ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of
the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible
for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This presentation includes certain non-GAAP financial measures to describe the Company’s performance.  The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation.  Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Second quarter net sales decline as expected due to softer core domestic construction markets and continued weakness in Ag and Mexico.
4
Q2 2017 Highlights
1H17 continued track record of delivering above market growth in non-
residential construction.
Strong profits and margins driven by lower raw material costs and effective price management.
Favorable cash flow generation supporting debt reduction, growth investments and cash returns to shareholders.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Summary of Financial Restatement Impact

Summary of Restatement Impact –
FY2012 to FY2016
Fiscal
Year Ended March 31,
(in thousands)
FY2012
FY2013
FY2014
FY2015
FY2016
As Reported FY2016 10-K
Net sales
$1,015,667
$1,017,102
$1,067,780
$1,180,073
$1,290,678
Income
before income taxes
$61,119
$38,141
$33,833
$24,629
$49,558
Adjusted
EBITDA
$119,601
$131,591
$151,333
$143,877
$187,340
Restatement Impact
Net sales
$0
$0
$0
$0
$0
Income
before income taxes
$(5,249)
$(2,539)
$(3,136)
$(19,706)
$9,741
Adjusted
EBITDA
$0
$0
$0
$0
$0
10-K/A Filed on 1/10/2017
Net sales
$1,015,667
$1,017,102
$1,067,780
$1,180,073
$1,290,678
Income
before income taxes
$55,870
$35,602
$30,697
$4,923
$59,299
Adjusted
EBITDA
$119,601
$131,591
$151,333
$143,877
$187,340
The completed restatement has no impact on net sales or Adjusted EBITDA
The completed restatement has no impact on net sales or Adjusted EBITDA

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Restatement Filings Update Q2 FY17 Form 10-Q expected January 2017. Q3 FY17 Form 10-Q anticipated to be filed timely. 6

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
-
Domestic
- 5%
-
International
- 13%
-
Pipe
- 8%
-
Allied Products
- 1%
By Geography
By Application
18.2%
16.6%
Q2 2017 Financial Performance
7
Revenue
Revenue
Gross Margin
Gross Margin
Adjusted EBITDA Margin
Adjusted EBITDA Margin
$361
Despite lower revenues, earnings exceeded the prior year driven by disciplined pricing and a favorable cost environment.
Despite lower revenues, earnings exceeded the prior year driven by disciplined pricing and a favorable cost environment.
Q2 2017
Q2 2016
22.6%
25.1%
Q2 2017
Q2 2016
Q2 2017
Q2 2016
-
5.9%
+250 bps
+160 bps
(USD, in millions)
$383
Revenue
Revenue
Adjusted EBITDA Margin
Adjusted EBITDA Margin
Q2
FY16
16.6%
Price/Material Costs
1.6%
Transportation,
Other Operations
1.0%
SG&A
(1.0)%
Other
—
Q2 FY17
18.2%
+
Non-Residential
+1%
-
Residential
- 2%
-
Infrastructure
- 5%
-
Agriculture
- 27%
-
Pipe
- 7%
+
Allied Products
+1%
Domestic Markets

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Q2 2017 Domestic Performance

Revenue
Revenue
Gross Margin
Gross Margin
Adjusted EBITDA Margin
Adjusted EBITDA Margin
Q2 2017
Q2 2016
Q2 2017
Q2 2016
Q2 2017
Q2 2016
-
4.7%
+230 bps
+140 bps
(USD, in millions)
$327
Revenue
Revenue
Adjusted EBITDA Margin
Adjusted EBITDA Margin
Q2
FY16
16.9%
Price/Material Costs
1.4%
Transportation,
Other Operations
0.5%
SG&A
(1.2)%
Other
0.7%
Q2 FY17
18.3%
-
Pipe
- 7%
+
Allied Products
+1%
-
Construction
- 1%
+
Non-Residential
+1%
-
Residential
- 2%
-
Infrastructure
- 5%
-
Agriculture
- 27%
By Application
By End Market
Performance Highlights
Performance Highlights
Domestic sales down 4.7% YoY
driven primarily by Agriculture
and lower growth in our domestic
construction markets
Non-Residential end markets up
slightly
Early start to planting season
caused weaker-than-expected
performance in agriculture
$312
23.3%
25.6%
18.3%
16.9%

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Q2 2016
Q2 2017
$178
$179
$0
$50
$100
$150
$200
$62
$61
$0
$50
$100
$150
$200
$37
$35
$0
$50
$100
$150
$200
$50
$37
$0
$50
$100
$150
$200
Q2 2017 Domestic End Market Performance
9
Non-Residential
Non-Residential
Infrastructure
Infrastructure
Residential
Residential
Agriculture
Agriculture
2Q performance impacted by slower demand in domestic construction markets.
2Q performance impacted by slower demand in domestic construction markets.
+ 1%
-
2%
-
5%
Pipe (2%)
Allied Products +8%
Retail (5%)
Subdivision construction +2%
Pipe (7%)
Allied Products +1%
-
27%
Figures may not add due to rounding

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
$0
$100
$200
$300
$400
$500
Six months ended September 30, 2015
Six months ended September 30, 2016
Free Cash Flow¹
Free Cash Flow¹
Free Cash Flow Performance
$0
$5
$10
$15
$20
$25
$30
All figures in USD, mm
10
$0
$100
$200
$300
$400
$500
$600
Working Capital²
Working Capital²
CapEx
CapEx
Net Debt³
Net Debt³
$22
$24
$495
$420
$382
$343
FY 2017
FY 2016
Change
Adjusted EBITDA
$137
$116
$21
Working Capital
$(61)
$(79)
$18
Cash Tax
$(3)
$(17)
$14
Cash
Interest
$(9)
$(9)
$0
Restatement related costs
$(19)
$(7)
$(12)
Other
$1
$13
$(12)
Cash flow
from operating activities
$46
$17
$29
Cap Ex
$(24)
$(22)
$(2)
FCF
$22
$(5)
$27
1
Operating Cash Flow less CapEx (see appendix for GAAP/non-GAAP reconciliation)
2
Inventory, Accounts Receivable, Accounts Payable
3
Total debt less cash (includes capital leases)

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Capital Structure and Deployment Priorities
Cash and
Leverage
Cash Flow
from
Operations
Sources
Uses
Top priorities for FY2017 include: completion of new
manufacturing facility in Harrisonville, MO to serve a
growing market, expanding HP production capacity as
well as non-virgin material initiatives
Continue quarterly dividend
Consider opportunistic share repurchases in the
future
“Bolt on” and strategic acquisitions
Focus M&A activity on complementary products and
geographic footprint
Maintain leverage ratio of 2x to 3x
Current leverage ratio of 2.11  (includes ~$80 million
of capital lease obligations)
11
Capital Expenditures
Shareholder Returns
M&A
Debt Repayment

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
FY2017 Financial Outlook

Key Metric
Previous Guidance*
Current Guidance
Comments
Net Sales
(in Billions)
$1,270 -
$1,310
$1,225 -
$1,250
Driven by softer domestic
construction market and
further weakness in Ag
and Mexico
Adj. EBITDA
(in Millions)
$200 -
$225
$190 -
$210
Impacted by volume
decline and modest price
erosion
Adj. EBITDA
Margin
15.7% -
17.2%
15.5% -
16.8%
Maintain healthy margins
despite net sales
weakness
Fiscal Year 2017 Expectations
*As provided on October 6, 2016

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Market
Previous
Outlook*
Current
Outlook
Comments
Domestic
Construction
End Markets
ADS anticipates mid-single digit
growth in domestic construction
markets
Agriculture End
Market
Softness expected to continue
throughout FY2017
International End
Market
Continued weakness in Mexico;
Canada expected to be down
due to weaker Ag market
conditions
Key Net Sales Drivers –
FY17 Market Outlook
13
Fiscal Year 2017 Market Outlook (Prior vs. Current)
*As provided on October 6, 2016
10-15%
20-25%
0-2%
5-15%
15-25%
0-4%

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Q&A Session 14

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Closing Remarks
Year to date net sales growth in domestic construction markets offset by softness in agriculture and international. Year to date construction end market sales have increased 3.5%.
15
Continued outperformance in the construction market this year led by double digit growth of HP Pipe and increased Allied product sales.
Gross margin and adjusted EBITDA margin improved 250 basis
points and 160 basis points respectively, versus the second quarter of fiscal 2016, driven by lower raw material costs and effective price management.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Appendix 16

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH

EBITDA Reconciliation
___________________________
1)
EBITDA as net income before interest, taxes, depreciation and amortization
2)
Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses
Three  Months Ended
Six  Months Ended
September 30,
September 30,
(Amounts in thousands)
2016
2015
2016
2015
Net income
$   24,281
$   15,928
$    43,702
$  28,710
Depreciation and amortization
18,010
17,367
36,036
34,751
Interest expense
4,546
4,947
9,330
9,233
Income tax expense
15,348
5,187
29,542
13,066
EBITDA
(1)
62,185
43,429
118,610
85,760
Derivative fair value adjustments
(4,153)
5,773
(9,060)
9,534
Foreign currency translation losses (gains)
685
(151)
(1,077)
166
Loss on disposal of assets or business
737
295
939
1,161
Unconsolidated affiliates interest, tax, depreciation and amortization
802
769
1,580
1,638
Contingent consideration remeasurement
33
45
57
100
Stock-based compensation (benefit) expense
(2,908)
1,170
6,112
2,212
ESOP deferred stock-based compensation
2,368
3,125
5,105
6,250
Expense related to executive termination payments
79
82
158
164
Restatement-related costs
5,773
8,710
14,985
8,710
Loss related to BaySaver acquisition
-
490
-
490
Adjusted
EBITDA
(2)
$   65,601
$   63,737
$  137,409
$116,185

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH

Segment EBITDA Reconciliation
___________________________
1)
EBITDA as net income before interest, taxes, depreciation and amortization
2)
Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses
Three  Months Ended
Three
Months Ended
September 30, 2016
September 30, 2015
(Amounts in thousands)
Domestic
International
Domestic
International
Net income
$   21,049
$   3,232
$    8,641
$  7,287
Depreciation and amortization
15,829
2,181
15,243
2,124
Interest expense
4,436
110
4,901
46
Income tax expense
13,824
1,524
6,703
(1,516)
EBITDA
(1)
55,138
7,047
35,488
7,941
Derivative fair value adjustments
(4,153)
-
5,784
(11)
Foreign currency translation losses (gains)
-
685
-
(151)
Loss on disposal of assets or business
512
225
289
6
Unconsolidated affiliates interest, tax, depreciation and amortization
272
530
260
509
Contingent consideration remeasurement
33
-
45
-
Stock-based compensation (benefit) expense
(2,908)
-
1,170
-
ESOP deferred stock-based compensation
2,368
-
3,125
-
Expense related to executive termination payments
79
-
82
-
Restatement-related costs
5,773
-
8,710
-
Loss related to BaySaver acquisition
-
-
490
-
Adjusted
EBITDA
(2)
$   57,114
$   8,487
$  55,443
$   8,294

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH

Free Cash Flow Reconciliation
Six  Months Ended
September 30,
(Amounts in thousands)
2016
2015
Cash
flow
from
operating
activities
$   45,576
$   16,924
Capital expenditures
(23,796)
(21,534)
Free Cash Flow
$   21,780
$
(4,610)